SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 10, 2004

eCollege.com

(Exact name of registrant as specified in its charter)

Delaware	000-28393	84-1351729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4900 South Monaco Street

Denver, Colorado 80237

(Address of principal executive offices)

(303) 873-7400

Registrant’s telephone number, including area code

N/A

Former Name or Former Address, if Changed Since Last Report

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits. The following exhibits are furnished with this report.

Exhibit Number	Description
99.1	Press release dated August 10, 2004, “eCollege(SM) Announces Record Quarterly Revenue of $20.9 Million; Company Achieves Preliminary Second Quarter EPS of $.03 and Adjusted EPS of $.10”

ITEM 12.                                              RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 10, 2004, eCollege issued a press release announcing its second quarter 2004 earnings.  The information contained in the press release dated August 10, 2004 is incorporated herein by reference and furnished as Exhibit 99.1 hereto.  The Press Release inadvertently misstated the Company's guidance regarding earnings per share for the third quarter of 2004 as $0.01 to $0.02.  The Company expects earnings per share for the third quarter of $0.02 to $0.03 (based on an assumed 22.3 million diluted shares).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 10, 2004

eCollege.com
By:	/s/ Oakleigh Thorne
Oakleigh Thorne,
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated August 10, 2004, “eCollege(SM) Announces Record Quarterly Revenue of $20.9 Million; Company Achieves Preliminary Second Quarter EPS of $.03 and Adjusted EPS of $.10”